City National Rochdale Intermediate Fixed Income Fund a series of City National Rochdale Funds
Summary Prospectus dated JANUARY 31, 2022
Class: Class N Institutional Class	Ticker: (RIMCX) (CNRIX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.citynationalrochdalefunds.com. You can also get this information at no cost by calling (888) 889-0799 or by sending an e-mail request to citynationalrochdale@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 31, 2022, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2021, are incorporated by reference into this Summary Prospectus.

City National Rochdale Intermediate Fixed Income Fund

INVESTMENT GOALS

The City National Rochdale Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund” or the “Fund”) seeks current income and, to the extent consistent with this goal, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Intermediate Fixed Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class N
Management Fees	0.40%	0.40%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Shareholder Servicing Fee	None	0.25%
Other Fund Expenses	0.27%	0.28%
Total Other Expenses	0.27%	0.53%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.71%	1.22%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Intermediate Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$73	$227	$395	$883
Class N	$124	$387	$670	$1,477

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Intermediate Fixed Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. The Fund’s investments in fixed income securities consist primarily of fixed rate and variable rate corporate debt obligations, debt obligations of the U.S. Government and its agencies, municipal securities, bank obligations, commercial paper, repurchase agreements and Eurodollar obligations. In investing its assets, the Fund seeks to purchase debt obligations of corporate and government issuers that provide an attractive rate of current income or provide for an attractive return based on the maturity, duration, and credit quality of the issuer relative to comparable issuers included in the Bloomberg Intermediate U.S. Government/Credit Bond Index. The Fund also invests in bank loans and agency and non-agency mortgage-backed securities and asset-backed securities.

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Under normal market conditions, the Fund’s assets will principally be invested in investment grade fixed-income securities (i.e., obligations rated BBB- or better by Standard & Poor’s or Baa3 or better by Moody’s, or if unrated, determined by the Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), to be of equal quality). The Fund may also invest a portion of its assets in fixed-income securities rated below investment grade (commonly known as “junk” bonds). Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on a credit rating by a nationally recognized statistical rating organization. The Adviser considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Adviser expects that the average credit quality of the Fund will be BBB or higher.

The Fund seeks to have an average portfolio maturity and duration between three and ten years, as such debt obligations generally pay a higher rate of current income than shorter maturity debt obligations. The Adviser expects the Fund to maintain a dollar-weighted average maturity and average duration similar to those of the Bloomberg Intermediate U.S. Government/Credit Bond Index (which are 4.08% and 4.05%) respectively, as of December 31, 2021, but may position the Fund’s portfolio to be longer or shorter based on the Adviser’s outlook with respect to interest rates.

The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s goals, the credit quality meets the Adviser’s fundamental criteria and the Adviser believes the valuation is attractive and industry trends remain favorable. Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what the it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Intermediate Fixed Income Fund nor the Adviser can guarantee that the Fund will meet its investment goals. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Recent Market Events – The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

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Municipal Securities – U.S. state and local governments issuing municipal securities held by the Fund rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security, and could result in losses for the Fund.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities.

Interest Rates – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater interest rate risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary policy made by central banks and governments are likely to impact the level of interest rates.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Privately Placed and Restricted Securities Risk – Privately placed and restricted securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “1933 Act”), may be considered illiquid. Privately placed and restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. The absence of an active trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Liquidity – Bank loans, high-yield bonds, floating rate securities and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when they are less liquid or illiquid, and the Fund may receive less than expected. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Bank Loans – Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner.

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LIBOR Risk – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. In March 2021, the administrator of LIBOR announced a delay in the phase out of the majority of U.S. Dollar LIBOR publications until June 30, 2023, although the remainder of LIBOR publications ended on December 31, 2021. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Fund’s predecessor, the Rochdale Intermediate Fixed Income Portfolio, commenced operations on December 31, 1999, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Intermediate Fixed Income Fund commenced operations on March 29, 2013, and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Fund. The Fund has adopted investment goals and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Intermediate Fixed Income Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Intermediate Fixed Income Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

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In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Institutional Class shares and Class N shares of the Intermediate Fixed Income Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. This bar chart shows the performance of the Intermediate Fixed Income Fund’s Class N shares based on a calendar year.

Best Quarter 5.24% Q2 2020	Worst Quarter -2.07% Q2 2013

This table shows the average annual total returns of each class of the Intermediate Fixed Income Fund for the periods ended December 31, 2021. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2021)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	-2.04%	2.58%	2.65%
Return After Taxes on Distributions	-3.12%	1.69%	1.70%
Return After Taxes on Distributions and Sale of Fund Shares	-0.74%	1.65%	1.66%
Institutional Class(2)
Return Before Taxes	-1.54%	3.09%	3.07%
Bloomberg U.S. Intermediate Government/Credit Bond Index (Reflects no deduction for fees, expenses or taxes)	-1.44%	2.91%	2.38%

(1)	Performance shown for periods prior to March 29, 2013, reflects that of the Predecessor Fund’s Class N shares.

(2)

Institutional Class shares of the Fund were first offered on December 21, 2013. Performance shown for periods between March 29, 2013, and December 21, 2013, reflect the performance of the Class N shares of the Fund. Performance shown for periods prior to March 29, 2013, reflect the performance of the Predecessor Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Charles Luke, Managing Director and Senior Portfolio Manager of the Adviser, and David Krouth, Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Fund since 2020 and 2015, respectively.

PURCHASE AND SALE OF FUND SHARES

Shares of the Intermediate Fixed Income Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). Institutional Class shares of the Fund will be available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000 and certain tax deferred retirement plans (including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately

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managed accounts advised by the Adviser, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Intermediate Fixed Income Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Intermediate Fixed Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Intermediate Fixed Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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